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                                                                    Exhibit 99.1

                               Amendment No. 1 to

                             Contribution Agreement


               Amendment No. 1, dated as of October 2, 1997 (hereinafter called this "Amendment"), to the Contribution Agreement, dated as of July 30, 1997 (the "Original Amendment" and, as amended by this Amendment, the "Agreement"), between Western Resources, Inc., a Kansas corporation ("Western"), and Protection One, Inc., a Delaware corporation ("Protection One").

               Capitalized terms used but not defined in this Amendment shall have the meanings given such terms in the Original Agreement.

               WHEREAS, the respective boards of directors of each of Protection One and Western have each approved, and Protection One and Western have each executed and delivered, the Original Agreement pursuant to which Western will contribute the Subsidiary Shares and the Cash Amount to Protection One in exchange for the Acquired Shares; and

               WHEREAS, Western and Protection One have agreed to amend the terms of the Original Agreement to provide for the possible acquisition by Western of one or more entities engaged in the business; and

               WHEREAS, Western and Protection One have agreed to amend the terms of the Original Agreement to increase the amount of authorized shares of Common Stock for which approval will be sought in the Charter Amendment from 100,000,000 to 150,000,000.

               NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows.

               1. Section 3.15 of the Original Agreement is hereby redesignated as Section 3.15(a) and a new Section 3.15(b) is hereby inserted as follows:

                             (b) Notwithstanding anything to the contrary
               contained in Section 3.15(a) hereof, and subject to the limitations contained in this Section 3.15(b), Western, or any Subsidiary of Western other than a Transferred Subsidiary, shall be permitted, after the date of this Agreement and prior to the Closing, to enter into any agreement to acquire (i) all of the equity securities of Centennial Security Holdings, Inc. ("Centennial"), (ii) all of the equity securities of Network Holdings, Inc. ("Network") and (iii) all or a portion of the equity securities of Guardian International, Inc. ("Guardian") not previously purchased by Western and to consummate any or all of such acquisitions. Prior to entering into any acquisition agreement with Centennial, Network or Guardian, as the case may be, Western shall (A) ensure that Protection One is entitled to enter into a confidentiality agreement with such party in the same form as the confidentiality agreement entered into between Western and such party, and that Protection One and its representatives are afforded a period of no less than five (5) days to review all of the same financial and other information made available to or generated by Western or any of its representatives or advisors in connection with its review of such party; (B) provide Protection One with a substantially final draft of the acquisition agreement with respect to such party at least five (5) days prior to execution thereof; and


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               (C) not enter into such acquisition agreement unless Protection
               One consents in writing to Western entering into such agreement. Immediately or as soon as practicable following the Closing, Western shall transfer, without recourse to Western or any of its Subsidiaries or affiliates, all of Western's right, title and interest, if any, in all of the equity securities of Centennial and Guardian, as the case may be, owned by Western, as well as all rights and obligations of Western under the acquisition agreements entered into with respect to Centennial and Guardian, as the case may be, to Protection One. For a period of one hundred eighty (180) days following the Closing Date, Protection One shall have the right, exercisable by the vote of a majority of the Protection One Board of Directors, to require Western to transfer, without recourse to Western or any of its Subsidiaries or affiliates, all of Western's right, title and interest in the equity securities of Network, as well as all rights and obligations of Western under the acquisition agreement entered into with respect to Network, to Protection One. In consideration of the transfer of all of Western's right, title and interest, if any, in each of Centennial, Network and Guardian, as the case may be, and the respective acquisition agreements with respect thereto, Protection One shall pay in cash to Western an amount equal to the sum of (x) the purchase price paid by Western to acquire Centennial, Network or Guardian, as the case may be (the "Purchase Price"), (y) any fees and expenses incurred by Western to third parties (including, without limitation, investment bankers, attorneys and accountants) in connection with its acquisition of Centennial, Network or Guardian, as the case may be, and (z) a carrying charge equal to the product of (A) the Purchase Price, (B) 0.1 and (C) the number of days from and including the date of the consummation of the acquisition of Centennial, Network or Guardian, as the case may be, by Western up to but not including the date of transfer from Western to Protection One of Centennial and (ii) Protection One shall pay to Western the higher of (x) the amount determined by the foregoing formula and (y) the closing sales price of the securities of Guardian purchased by Western on a national securities exchange or interdealer quotation system two (2) business days prior to the consummation of the transfer of such securities to Protection One. The aggregate amount paid by Protection One to Western for such of Centennial, Network and Guardian as are transferred to Protection One in accordance with the terms hereof shall be referred to herein as the "Aggregate Amount." Notwithstanding anything to the contrary contained herein, in the event that the Aggregate Amount exceeds the Base Amount (as defined below), then Protection One shall pay to Western cash in an aggregate amount equal to the Base Ampount and Protection One will issue to Western (or any Subsidiary thereof designated by Western) an unsecured note or notes in any aggregate principal amount equal to the difference between the Aggregate Amount and the Base Amount. Such note or notes shall bear interest at an annual rate of ten percent (10%), and the principal amount thereof and all accrued interest thereon shall be payable in full on the first anniversary of the date of issuance of each such note or notes. Protection One's obligations under such note or notes shall be subordinated to any other outstanding debt obligations of Protection One to the extent that such subordination is required by the instruments governing such debt obligations. For purposes of this Section 3.15(b), "Base Amount" shall mean an amount equal to the Cash Amount minus the sum of (i) the aggregate principal amount and accrued interest outstanding


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               under Protection One's Amended and Restated Credit Agreement as
               of the Closing Date and (ii) the aggregate amount of the cash dividends and distributions payable to holders of Common Stock, Options and Warrants following the Closing Date as contemplated by this Agreement. None of Centennial, Network or Guardian shall be deemed to be a Transferred Subsidiary for any purposes under this Agreement. Any securities of Centennial, Network or Guardian transferred by Western to Protection One as contemplated by this
               Section 3.15(b) shall not be deemed to constitute Investment Shares (as such term is defined in Section 1.1 hereof) for any purposes under this Agreement.

               2. The Original Agreement is hereby amended by deleting the number "100,000,000" in the nineteenth line of the sixth paragraph of the recitals and replacing it with the number "150,000,000."

               3. This Amendment may be executed in one or more counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

               4. This Amendment shall be deemed to be made in, and in all respects shall be governed by and in accordance with, the laws of the State of Delaware without regard to the conflict of law principles thereof.

               IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.


                                               WESTERN RESOURCES, INC.

                                       By:       /s/ DAVID C. WITTIG
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                                                   David C. Wittig
                                                   President



                                               PROTECTION ONE, INC.

                                       By:      /s/ JAMES M. MACKENZIE, JR.
                                          -------------------------------
                                                   James M. Mackenzie, Jr.
                                                   President


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